UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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ALTISOURCE RESIDENTIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 27, 2016

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2016

On April 27, 2016, Altisource Residential Corporation (the “Company”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with its 2016 Annual Meeting of Stockholders to be held on June 1, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company is requesting that the stockholders of the Company approve the adoption of the Altisource Residential Corporation 2016 Equity Incentive Plan (the “Plan”), as set forth in Proposal Three of the Proxy Statement.

After the mailing of the Proxy Statement, the Company updated the proposed Plan to:

•	Add a minimum vesting provision, pursuant to which no option or stock appreciation right may vest in less than one year from its date of grant, subject to certain limited exceptions; and

•	Implement a clawback policy, pursuant to which specified payments and profits relating to awards will be subject to clawback in the event of certain accounting restatements or as otherwise may be required by law, listing standards, or the Company’s policies.

Specifically, the following provision was added as a new Section 6.08:

6.08 Minimum Vesting for Certain Awards. Notwithstanding anything herein to the contrary, no Option or SAR granted on or after the effective date of the Plan may vest in less than one year from its date of grant. Notwithstanding the foregoing, up to 5% of the available Shares authorized for issuance under the Plan as of the effective date may vest (in full or in part) in less than one year from their date of grant (the “5% Basket”). Any Option or SAR granted under the Plan may vest in full or in part upon death or disability of the Participant, or upon a Change of Control of the Corporation, and such vesting shall not count against the 5% Basket.

In addition, the following provision was added as a new Section 7.09:

7.09 Clawback. If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Corporation for (i) the amount of any payment in settlement of an Award received by such Participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Corporation during such 12-month period. In addition, to the extent clawback or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Corporation, Awards granted under the Plan shall be subject to such provisions.

The Board decided to make these changes in order to further align the Plan with stockholder interests and to implement these additional market best practices. Other than the changes described above, as well as certain typographical changes, all other terms of the Plan remain the same as those described in the Proxy Statement. The Board believes that approving the Plan, as amended, is important to attracting, retaining, and incentivizing officers, non-employee directors, employees, employees, advisors, and consultants, encouraging their increased efforts to promote the success of the Company’s business and enhance long-term shareholder value. The Board continues to recommend a vote “FOR” the approval of the Plan, as amended and described above. The text of the Plan, as amended, is included as Appendix 1 to this Supplement.

We urge you to vote “FOR” Proposal Three, revised as described above.

If you have voted or hereafter vote your shares by proxy “FOR” the approval of Proposal Three, such vote will constitute a vote “FOR” the approval of Proposal Three amended as described above.

Your vote “For” Proposal Three is important. If you have already voted “Against” Proposal Three, we urge you to reconsider and to submit a new vote “FOR” Proposal Three. Votes that have already been returned on properly executed proxy cards may be revoked by submission of a proxy bearing a later date by mail, telephone, or Internet, or by voting at the Annual Meeting. Please note that abstentions and broker non-votes will have no effect on the outcome of the vote.

APPENDIX 1

ALTISOURCE RESIDENTIAL CORPORATION

2016 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

1.01	The purpose of the 2016 Equity Incentive Plan (the “Plan”) is to afford an incentive to Eligible Persons to continue as non-employee directors, officers, employees, advisors or consultants, to increase their efforts on behalf of Altisource Residential Corporation (the “Corporation”) and to promote the success of the Corporation’s business.

SECTION 2. DEFINITIONS; CONSTRUCTION

2.01	Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

2.01.1 “Affiliate” means any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

2.01.2 “Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, or any other right or interest relating to Shares granted under the Plan.

2.01.3 “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award.

2.01.4 “Board” means the Corporation’s Board of Directors.

2.01.5 “Cause” means the definition provided in any employment, severance or other agreement governing the relationship between a Participant and the Corporation, the Manager or any other applicable advisor or consultant, and if no such definition exists, then

(i)	the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee’s incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Corporation;

(ii)	the Participant’s willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”) which results in demonstrable direct and material injury to the Corporation;

(iii)	the Participant’s conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; and

(iv)	the Participant’s material breach of a written policy of the applicable Employer Entity or the rules of any governmental or regulatory body applicable to the Corporation.

2.01.6	“Change of Control” means:

(i)	The date that a reorganization, merger, consolidation, recapitalization, or similar transaction (other than a spinoff, exchange offer or similar transaction to or with the Corporation’s shareholders) is consummated, unless: (i) at least 50% of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries) (“Resulting Entity”) are beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the outstanding voting securities of the Corporation immediately prior to such transaction in substantially the same proportions as their beneficial ownership, immediately prior to such transaction, of the outstanding voting securities of the Corporation and (ii) immediately following such transaction no person or persons acting as a group beneficially owns capital stock of the Resulting Entity possessing thirty-five percent (35%) or more of the total voting power of the stock of the Resulting Entity;

(ii)	The date that a majority of members of the Corporation’s Board is replaced during any twenty-four (24) month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board before the date of the appointment or election; provided that no individual shall be considered to be so endorsed if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(iii)	The date that any one person, or persons acting as a group, other than an employee benefit plan of the Corporation or one of its Affiliates, or a trust thereof, or any underwriter, acquires (or has or have acquired as of the date of the most recent acquisition by such person or persons) beneficial ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation; or

(iv)

The date that any one person acquires, or persons acting as a group acquire (or has or have acquired as of the date of the most recent acquisition by such person or persons), assets from the Corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Corporation immediately before such acquisition or acquisitions.

2.01.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

2.01.8 “Committee” means, unless otherwise determined by the Board, a committee of the Board selected by the Board to administer the Plan, the composition of which shall consist of persons who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (b) “independent directors” under rules adopted by the principal exchange on which the Shares are listed at the relevant time and (c) to the extent applicable, “outside directors” under Section 162(m) of the Code, and which shall initially be the Compensation Committee of the Board.

2.01.9 “Common Stock” means shares of the common stock, par value $0.01 per share, and such other securities of the Corporation or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.

2.01.10 “Dividend Equivalent Right” means a right, which may be credited to an Award granted to a Participant, pursuant to Section 7.03 hereof.

2.01.11 “Eligible Person” means a natural person who is providing services to the Corporation as an officer, non-employee director, employee, advisor or consultant of the Corporation or one of its Affiliates, including without limitation the Manager.

2.01.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

2.01.13 “Fair Market Value” of a Share shall be the closing sales price per Share for the date(s) as established by the Board as of which Fair Market Value is to be determined in the principal market in which such Shares are traded. If the Fair Market Value of Shares on any date(s) cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than Shares, the Committee shall in good faith determine the Fair Market Value of such Shares or other property on such date(s). Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.01.14 “Manager” means Altisource Asset Management Corporation, a U.S. Virgin Islands corporation and Affiliate of the Corporation.

2.01.15 “Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.

2.01.16 “Other Stock-Based Award” means an Award, granted under Section 6.05 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

2.01.17 “Participant” means an Eligible Person who has been granted an Award under the Plan.

2.01.18 “Performance Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.05.

2.01.19 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

2.01.20 “Restricted Stock” means Shares, granted under Section 6.03.1 hereof, that are subject to certain restrictions.

2.01.21 “Restricted Stock Unit” or “RSU” means an Award, granted under Section 6.03.2 hereof, that represents a notional interest equal in value to a Share, payable at such times and subject to such conditions as are set forth in the Plan and applicable Award Agreement.

2.01.22 “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.01.23 “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder

2.01.24 “Shares” means the common stock of the Corporation, par value $0.01 per share, and such other securities of the Corporation as may be substituted for Shares pursuant to Section 8.01 hereof.

2.01.25 “Stock Appreciation Right” or “SAR” means a right, granted under Section 6.04 hereof, to payment in respect of the appreciation of a specified number of shares of Common Stock over a specified period of time.

2.02	Construction. For purposes of the Plan, the following rules of construction shall apply:

2.02.1 The word “or” is disjunctive but not necessarily exclusive.

2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

3.01	The Plan shall be administered by the Committee, except with respect to the amendment, modification, suspension or early termination of the Plan, which shall be in the power of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein. The Committee shall have complete, full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)	to designate Participants;

(ii)	to determine the type or types of Awards to be granted to each Participant;

(iii)	to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, including in the case of a Change of Control based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)	to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

(v)	to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(vi)	to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(vii)	to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

(viii)	to correct any defect or supply any omission or reconcile any inconsistency or resolve any ambiguity, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

(ix)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(x)	to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Corporation, Subsidiaries, Participants and any Person claiming any rights under the Plan from or through any Participants. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers, managers and/or agents of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine and applicable legal and regulatory requirements, to perform administrative and other functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Corporation or a Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation and/or Committee to assist in the administration of the Plan. Neither the Corporation nor any member of the Committee or the Board shall be liable for any action or determination made in good faith by the Committee or the Board with respect to the Plan or any Award thereunder.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.01	The maximum number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 3,073,746 shares of Common Stock. Each Share issued under the Plan pursuant to an Award shall reduce the number of available Shares by 1.00.

4.02	For purposes of this Section 4, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

4.03

If any Shares to which an Award relates are forfeited or the Award otherwise terminates without payment being made to the Participant in the form of Shares or if payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, any Shares counted against the number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination or alternative payment, again be available for Awards under the Plan. If the exercise price or grant price of an Award is paid by delivering to the Corporation Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares, including Shares repurchased by the Corporation for purposes of the Plan.

4.04	Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or other individual service provider of another entity who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such entity to such person (any such Award, a “Substitute Award”). The terms and conditions of Substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any Substitute Awards shall not (a) reduce the number of shares of Common Stock available for issuance under the Plan, (b) be subject to or counted against the Award limits specified in the Plan or (c) again be available for Awards under the Plan upon the occurrence of any event set forth in Section 4.02 or 4.03.

4.05	Nothing contained in the Plan shall be construed to limit the right of the Committee to assume and make available for issuance pursuant to Awards under the Plan any shares that would otherwise be available for issuance under any equity incentive plan of any entity acquired by the Corporation in a corporate transaction as described in Section 4.04 (such number of shares as appropriately adjusted in the discretion of the Committee in connection with the corporate transaction), and the assumption of any such shares shall not reduce the number of Shares available for issuance under this Plan except to the extent required by the rules of any stock exchange on which the Shares may then be listed.

SECTION 5. ELIGIBILITY

5.01	Awards may be granted, in the discretion of the Committee, to Eligible Persons. In determining the Eligible Persons to whom Awards shall be granted and the type of any Award (including the number of Shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

SECTION 6. SPECIFIC TERMS OF AWARDS

6.01

General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 11.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

6.02	Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)	Exercise Price. Each Option shall be evidenced by an Award Agreement that shall set forth an exercise price for the Option as determined by the Committee in its sole discretion prior to the grant. In the case of any Option other than an Option issued as a Substitute Award, such exercise price shall be at least equal to the Fair Market Value of the Shares subject to the Option on the date of grant. In the case of an Option issued as a Substitute Award, such exercise price shall be at least equal to the minimum amount required in order to avoid the imposition of additional tax under the Code;

(ii)	Nonqualified Status. Each Option granted under the Plan shall be a nonqualified stock option not intended to meet the requirements of Section 422 of the Code.

(iii)	Vesting; Forfeiture. Subject to Section 6.08 hereof, ~~E~~each Option shall be subject to such time- and/or performance-based vesting terms and forfeiture terms as the Committee shall determine and set forth in the applicable Award Agreement;

(iv)	Times and Methods of Exercise. The applicable Award Agreement shall set forth the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price; and unless otherwise determined by the Committee, the Corporation will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Corporation upon exercise of an Option, until the Corporation has received payment in full of the exercise price. The period during which an Option may be exercised shall be extended by the length of any blackout period during which the Corporation suspends the right to exercise or net exercise the Option in order to comply with the requirements of applicable securities or exchange-control laws or Corporation policies, including, without limitation, insider-trading policies.

(v)	Termination of Service. Subject to Section 9, an Option may not be exercised unless (1) the Participant is then providing services to the Corporation or one of its Affiliates and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.

(vi)	Individual Option Limit. The aggregate number of Shares for which Options may be granted under the Plan to any single Participant in any calendar year shall not exceed 300,000 Shares.

6.03	Restricted Stock; Restricted Stock Units.

6.03.1 The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter;

(ii)	Forfeiture. Subject to Section 9, except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of service to the Corporation and its Affiliates during the applicable restriction period, Restricted Stock that is then subject to restrictions shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Shares; and

(iii)	Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv)	Individual Restricted Stock Limit. The aggregate number of Shares of Restricted Stock which may be granted under the Plan to any single Participant in any calendar year shall not exceed 300,000 Shares.

6.03.2 The Committee is authorized to grant Restricted Stock Units to Participants on the following terms and conditions:

(i)	Issuance and Restrictions. RSUs shall be subject to such restrictions on transferability and other restrictions as the Committee shall impose (including, without limitation, whether and in what form a Participant may receive and/or forfeit dividend equivalent rights thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter. The value of each RSU shall be equal to the Fair Market Value of a Share on the applicable date or time period of determination, as specified by the Committee;

(ii)	Vesting; Settlement. An RSU (and any related dividend equivalent rights) may be subject to such time- and/or performance-based vesting terms, and shall be payable at such times and in such forms, as the Committee shall determine and set forth in the applicable Award Agreement;

(iii)	Forfeiture. Subject to Section 9, except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of service to the Corporation and its Affiliates during the applicable restriction period, the Award of RSUs shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to the RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of the RSUs.

(iv)	Individual RSU Limit. The aggregate number of Shares subject to awards of RSUs which may be granted under the Plan to any single Participant in any calendar year shall not exceed 300,000 Shares.

6.04	Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i)	Grant Price. Each SAR shall be evidenced by an Award Agreement that shall set forth the grant price of the SAR as determined by the Committee in its sole discretion prior to the grant; provided, that such grant price shall be at least equal to the Fair Market Value of the shares of Common Stock in respect of which the SAR is granted on the date of grant;

(ii)	Freestanding or Tandem SAR. The Award Agreement evidencing the issuance of a SAR shall indicate whether the SAR is granted (a) as a freestanding Award, in which case it shall be exercised on whatever terms and conditions the Committee imposes in its sole discretion, or (b) in tandem with an Option, in which case it shall be exercisable for all or part of the shares of Common Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option; provided, that a tandem SAR may be exercised only with respect to the shares of Common Stock for which its related Option is then exercisable;

(iii)	Settlement. The Award Agreement evidencing the issuance of a SAR shall set forth the timing of exercise and settlement of the SAR and whether such settlement shall be in the form of cash, Common Stock or a combination. A SAR shall be settled in respect of a gross amount determined by multiplying (a) the excess of the Fair Market Value on the date of exercise over the grant price by (b) the number of shares of Common Stock with respect to which the SAR is exercised. The period during which a SAR may be exercised shall be extended by the length of any blackout period during which the Corporation suspends the right to exercise or net exercise the SAR in order to comply with the requirements of applicable securities or exchange-control laws or Corporation policies, including, without limitation, insider-trading policies;

(iv)	Other Terms. The Award Agreement evidencing the issuance of a SAR shall specify the term of the SAR, any vesting and forfeiture conditions applicable to the SAR (subject to Section 6.08 hereof) and such other restrictions, terms and conditions of the SAR, as the Committee shall determine in its sole discretion;

(v)	Individual ~~RSU~~SAR Limit. The aggregate number of shares of Common Stock in respect of which a SAR may be granted under the Plan to any single Participant in any calendar year shall not exceed 300,000 Shares.

6.05	Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

(i)	Right to Payment. A Performance Award shall represent a right to receive Shares or cash based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award;

(ii)

Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein. To the extent dividends or Dividend Equivalent Rights may be earned in respect of Performance Awards, payment of such dividends or Dividend Equivalent Rights shall be contingent on the vesting and earning of such underlying Performance Awards. The Committee may determine whether unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or unusual, infrequently occurring or extraordinary items, shall be included or excluded from the calculation;

(iii)	Performance Goals. “Performance Goals” shall mean one or more pre-established, objective measures of performance during a specified “Performance Period”, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, expenses, income from operations as a percent of capital employed, income from operations, funds from operations, net operating income, growth and/or size of the Corporation’s rental portfolio, available financing, liquidity, transactional achievements, development and retention of key talent, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Corporation, a Subsidiary or Subsidiaries, affiliate, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations or market index, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals;

(iv)	Maximum Individual Performance Award Payments. In any one calendar year, the maximum amount which may be granted to any single Participant under Performance Awards issued under the Plan shall be limited to 300,000 Shares. In applying this limit, the number of Shares earned by a Participant shall be measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

6.06	Other Stock-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Share-Based Awards may include grants of Shares that are not subject to any restrictions or a substantial risk of forfeiture. Subject to Section 10, upon termination of service to the Corporation and its Affiliates prior to the vesting of an Other Share-Based Award, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Other Share-Based Award relates, all Other Share-Based Awards that are then subject to deferral or restriction shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to such Other Share-Based Award will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of such Other Share-Based Award. The aggregate number of Shares subject to Other Share-Based Awards which may be granted under the Plan to any single Participant in any calendar year shall not exceed 300,000 Shares.

6.07	Further Limitation for Non-Employee Directors. The aggregate value of all compensation paid or provided to any non-employee director of the Corporation in respect of a single calendar year shall not exceed $350,000. For purposes of determining such aggregate value, compensation in the form of Awards shall be valued at the aggregate grant date fair value (as determined for financial reporting purposes). Notwithstanding the foregoing, this limitation shall not apply in the case of a non-employee director of the Corporation who is also an executive officer of the Corporation or one of its Affiliates.

6.08	Minimum Vesting for Certain Awards. Notwithstanding anything herein to the contrary, no Option or SAR granted on or after the effective date of the Plan may vest in less than one year from its date of grant. Notwithstanding the foregoing, up to 5% of the available Shares authorized for issuance under the Plan as of the effective date may vest (in full or in part) in less than one year from their date of grant (the “5% Basket”). Any Option or SAR granted under the Plan may vest in full or in part upon death or disability of the Participant, or upon a Change of Control of the Corporation, and such vesting shall not count against the 5% Basket.

SECTION 7. GENERAL TERMS OF AWARDS

7.01	Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Corporation or any Subsidiary (subject to the terms of Section 11.01) or any business entity acquired or to be acquired by the Corporation or a Subsidiary.

Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.02	Dividend Equivalent Rights. Any Participant selected by the Board may be granted Dividend Equivalent Rights based on the dividends paid on Shares that are subject to any Award other than Options, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, is settled, is paid, vests or expires, as determined by the Board. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board. Notwithstanding the foregoing, Dividend Equivalents Right that relate to Awards that vest or become payable or earned in whole or in part subject to performance goals or conditions shall, to the extent made available under the terms of the Award, be subject to the same performance goals or conditions as the underlying Award.

7.03	Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee or the Board in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee or the Board shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

7.04	Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years from the date of its grant.

7.05	Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Corporation upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 11.01), including, without limitation, cash, Shares, or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.

7.06

Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Corporation, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Corporation or a Subsidiary except as otherwise established by the Committee at the time of grant or thereafter. No Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or Stock Appreciation Right or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.07	Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act or any state securities law or subject to a listing requirement under any listing agreement between the Corporation and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Corporation have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Corporation and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Corporation to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

7.08	Stock Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other Person as the Committee may designate.

7.09

Clawback. If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Corporation for (i) the amount of any payment in settlement of an Award received by such Participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission

(whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Corporation during such 12-month period. In addition, to the extent clawback or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Corporation, Awards granted under the Plan shall be subject to such provisions.

SECTION 8. ADJUSTMENT PROVISIONS

8.01	If an extraordinary dividend or other extraordinary distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of Common Stock then subject to any outstanding Options, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Options, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, the exercise price of any outstanding Options and grant price of any outstanding Stock Appreciation Rights and the maximum number of shares as to which Awards may be granted and as to which shares may be awarded under the Plan, shall be adjusted as the Committee determines to be appropriate in its sole discretion. Shares of Common Stock so distributed with respect to any Restricted Stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

8.02	If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable; provided, that, notwithstanding the foregoing, in the event that the outstanding shares of Common Stock shall be changed into or exchangeable for cash or other property, the Committee may in its discretion determine that outstanding Awards shall remain outstanding or be substituted for comparable Awards over stock or securities of the acquiring or surviving entity, subject to such adjustments as the Committee determines to be appropriate in its sole discretion. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

8.03	In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all Shares subject to each then outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least two decimal places (determined with upward rounding).

8.04	If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

8.05	No adjustment or substitution provided for in this Section 8 shall require the Corporation to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefor.

8.06	In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9. TERMINATION OF SERVICE

9.01

Unless otherwise determined by the Committee, all unvested Awards then held by a Participant who ceases to provide services to the Corporation and its Affiliates, whether through a termination of service or because of reassignment by such Participant’s employer, shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or other Share-Based Award may remain exercisable or shall continue to vest following such a termination of service.

SECTION 10. CHANGE OF CONTROL

10.01	Notwithstanding anything herein to the contrary, upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Corporation (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or payment under outstanding Awards immediately prior to or upon the occurrence of such event or upon a termination of employment or other service following such event; and (d) if all or substantially all of the Corporation’s outstanding Shares transferred in exchange for cash consideration in connection with such Change of Control: (i) upon written notice, provide that any outstanding Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (ii) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, that, in the case of Options and Stock Appreciation Rights, the fair value shall equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of Shares (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise or grant price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero.

SECTION 11. AMENDMENTS TO AND TERMINATION OF THE PLAN

11.01

The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any

Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him; and provided further that, other than pursuant to Section 8, the Committee shall not without the approval of the Corporation’s stockholders (a) lower the exercise price per Share of an Option after it is granted, (b) cancel an Option when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change of Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

SECTION 12. GENERAL PROVISIONS

12.01	No Right to Awards; No Shareholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are in fact issued to such Participant in connection with such Award.

12.02	Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Corporation shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied. The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

12.03	No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue as an officer or non-employee director or continue to provide services to, the Corporation or any parent, subsidiary or Affiliate of the Corporation or the Manager or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Corporation or any of its Affiliates to terminate such Participant’s service.

12.04	Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

12.05	No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

12.06	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

12.07	Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of Maryland (without regard to the conflicts of laws thereof).

12.08	Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

12.09	Regulations and Other Approvals.

(i)	The obligation of the Corporation to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Share issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Corporation in writing that the Shares acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv)	The Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Corporation’s interests.

12.10	Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code). To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following Participant’s termination of employment (or upon Participant’s death, if earlier). No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.

SECTION 13. EFFECTIVE DATE AND TERM OF THE PLAN

13.01	The effective date and date of adoption of the Plan shall be , 2016, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option, Stock Appreciation Right or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval. In the event such shareholder approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect.